                                                                   EXHIBIT 10.35

                              SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1


  This Service Agreement, made and entered into this 30th day of December, 1993, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "PIPELINE") and BOSTON GAS COMPANY, (herein called "Customer", whether one or more),

                             W I T N E S S E T H:

  WHEREAS, the Federal Energy Regulatory Commission required Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

  WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

  WHEREAS, CNG TRANSMISSION Corporation ("CNG") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

  WHEREAS, Customer is also a customer of CNG; and

  WHEREAS, CNG, in compliance with Order No. 636 and Federal Energy Regulatory Commission orders issued in Docket No. RS92-14, is assigning its firm service rights on Pipeline directly to its customers; and

  WHEREAS, Customer's service rights hereunder are part of CNG's service rights being assigned to its customers; and

  WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of CNG's service rights to Customer;

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                   ARTICLE I

                              SCOPE OF AGREEMENT

  Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)


Customer's account quantities of natural gas up to the following quantity:

           Maximum Daily Quantity (MDQ) 5,033 dth

  Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in
Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

  Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

  In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.


                                  ARTICLE II
                               TERM OF AGREEMENT

  The term of this Service Agreement shall commence on October 1, 1993 and shall continue in force and effect until 10/31/1999 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1
                                  (Continued)


Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

  THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

  Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

  This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

  Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

  Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1
                                  (Continued)


of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in
Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                  ARTICLE IV

                 POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

  The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

  Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                   ARTICLE V

                                    QUALITY

  All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1
                                  (Continued)


                                  ARTICLE VI

                                   ADDRESSES

  Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline: Texas Eastern Transmission Corporation
                    5400 Westheimer Court
                    Houston, Texas  77056-5310

      (b) Customer: BOSTON GAS COMPANY
                    ONE BEACON STREET
                    BOSTON, MA  02108

or such other address as either party shall designate by formal written notice.

                                  ARTICLE VII

                                  ASSIGNMENTS

  Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1
                                  (Continued)


                                  ARTICLE VIII

                                 INTERPRETATION

  The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

  This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                                  ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

  This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                      NONE

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FT-1
                                  (Continued)


  IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                         TEXAS EASTERN TRANSMISSION CORPORATION

                         BY  /s/ Diane I. Tom
                            -----------------------------------
                                 Vice President


ATTEST:

/s/ Robert W. Reed
----------------------------

                        BOSTON GAS COMPANY


                        By  /s/ William R. Luthern
                           -----------------------------------
ATTEST:

/s/ C. Nesser
----------------------------

                                                               CONTRACT   800348
                                                                          ------

     EXHIBIT A, TRANSPORATION PATH FOR BILLING PURPOSES DATED  12/30/93,
               TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
       BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE"), AND
                      BOSTON GAS COMPANY ("CUSTOMER"),
                                DATED 12/30/93

(1)    Customer's FIRM POINT(S) OF RECEIPT:

                                                       Maximum Daily
                                                          Receipt
                                                     Obligation (plus          Measurement
Point of                                                Applicable              Responsib-
Receipt                  Description                 Shrinkage) (dth)            bilities       Owner        Operator
-------                  -----------                 ----------------           ---------       -----        --------
70028           Southern Natural Gas (From T.E)                 14  *         TX EAST TRAN      TX EAST      SOTHN NAT GS
                Kosciusko, MS (To T Attaia Co.,                                                 TRAN
                MS)

70217           United Gas Kosciusko, MS Attaia                305  *         UNIT GAS PL      UNIT GAS     UNIT GAS PL
                Co., MS                                                                            PL

* Included in Firm Receipt Point Entitlements as set forth in Section 14 of Pipeline's General Terms and Conditions at the Kociusko, Mississippi Point of Receipt.
(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.
Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                       Transportation
               Transportation Path                  Path Quantity (Dth/D)
               -------------------                  ---------------------

               M1 TO M2                                 5,033


SIGNED FOR IDENTIFICATION

PIPELINE:  [SIGNATURE ILLEGIBLE]
          ------------------------------

CUSTOMER:  /s/ W. R. Luthern
          ------------------------------

                                                         Contract #:800348
                                                                    ------

             EXHIBIT B, POINT(S) OF DELIVERY, DATED March 4, 1994
                                                   -------------
               TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
       BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                       BOSTON GAS COMPANY ("Customer"),
                             DATED October 1, 1993
                                   ---------------

                                                  Maximum
                                                  Daily                                       Measurement
     Point of                                     Delivery        Delivery Pressure           Responsi-
     Delivery       Description                   Obligation           Obligation             bilities       Owner      Operator
     -------        -----------                   ----------      ------------------          ----------     -----      --------
                                                     (dth)
1.   70004          CNG TRANSMISSION -                            As provided in Section 6    TX EAST TRAN   TX EAST    TX EAST
                    CLARINGTON, OH MONROE                         of the General Terms and                   TRAN       TRAN
                    CO., OH                                       Conditions of Pipeline's
                                                                  FERC Gas Tariff

2.   70051          CNG TRANSMISSION -                            As provided in Section 6
                    SOMERSET, PA SOMERSET                         of the General Terms and    TX EAST TRAN   TX EAST    CNG TRANS
                    CO., PA                                       Conditions of Pipeline's                   TRAN
                                                                  FERC Gas Tariff

3.   70372          CNG TRANSMISSION -                            At the operating pressure   TX EAST TRAN   TX EAST    CNG TRANS
                    MOUNDSVILLE, WV MARSHALL                      existing at the point of                   TRAN
                    CO., WV                                       delivery

4.   70450          CNG TRANSMISSION -                            At the operating pressure   TX EAST TRAN   TX EAST    CNG TRANS
                    SUMMERFIELD, OIL NOBLE                        existing at the Point of                   TRAN
                    CO., OH                                       Delivery

5.   70471          CNG TRANSMISSION                              200 pounds per square       TX EAST TRAN   TX EAST    CNG TRANS
                    WOODSFIELD, OH MONROE                         inch gauge                                 TRAN
                    CO., OH

6.   70983          CNG TRANSMISSION -                            300 pounds per square       CNG TRANS      CNG        CNG TRANS
                    POWHATAN POINT, OH                            inch gauge                                 TRANS
                    MONROE CO., OH

7.   72533          DAMSON (PEOPLES) MM -                         At the operating pressure   PEOPLES        PEOPLES    DAMSON
                    SOMERSET, PA SOMERSET                         existing at the Point of    NG(PA)         NG(PA)     OIL
                    CO., PA                                       Delivery

8.   75037          CNG                                           As provided in Section 6    TX EAST TRAN   TX EAST    CNG TRANS
                    TRANSMISSION-WAYNESBURG                       of the General Terms and                   TRAN
                    PA(D70037) GREENE CO., PA                     Conditions of Pipeline's
                                                                  FERC Gas Tariff

9.   75082          TETCO - OAKFORD STORAGE,                      575 pounds per square       CNG TRANS      TX EAST    CNG TRANS
                    PA- (D70082/R76082)                           inch gauge                                 TRAN
                    WESTMORELAND CO., PA

10.  79921          COMPRESSOR STATION 21A                        At any pressure provided    TX EAST TRAN   TX EAST    CNG TRANS
                    (UNIONTOWN) FAYETTE CO.,                      by Texas Eastern not to                    TRAN
                    PA                                            exceed 1,000 pounds per
                                                                  square inch gauge

                                                               Contract #:800348
                                                                          ------

                  EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                              BOSTON GAS COMPANY

                                                  Maximum
                                                  Daily                                       Measurement
     Point of                                     Delivery        Delivery Pressure           Responsi-
     Delivery       Description                   Obligation           Obligation             bilities       Owner      Operator
     -------        -----------                   ----------      ------------------          ----------     -----      --------
                                                     (dth)
11.  79844          CNG - BOSTON GAS COMPANY           5,033               N/A                    N/A         N/A         N/A
                    FOR NOMINATION PURPOSES

provided, however, that all service under this Service Agreement shall be within the limitations set forth in the Dispatching Agreement dated October 1, 1993
                                                             ---------------
between Pipeline, Customer and CNC Transmission Corporation.


SIGNED FOR IDENTIFICATION:


PIPELINE: /s/ Diane I. Tom
          -------------------------

CUSTOMER: /s/ Chris Gulick
          -------------------------

SUPERSEDES EXHIBIT B DATED October 1, 1993
                           ----------

                                                               Contract #:800348
                                                                          ------

   EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
       DATED 12/30/93, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
             --------
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
               BOSTON GAS COMPANY ("CUSTOMER"), DATED 12/30/93.
                                                      --------

                         ZONE BOUNDARY ENTRY QUANTITY
                                     Dth/D

                                      To
                                      --

==================================================================================================================================
FROM          STX   ETX    WLA     ELA     M1-24    M1-30     M1-TXG    M1-TGC    M2-24     M2-30     M2-TKG    M2-TOC    M2    M3
----------------------------------------------------------------------------------------------------------------------------------
STX                                                                        134
----------------------------------------------------------------------------------------------------------------------------------
ETX                                          568                 202
----------------------------------------------------------------------------------------------------------------------------------
WLA                                                               62       134
----------------------------------------------------------------------------------------------------------------------------------
ELA                                                 4010
----------------------------------------------------------------------------------------------------------------------------------
M1-24                                                                               568
----------------------------------------------------------------------------------------------------------------------------------
M1-30                                                                                       4010
----------------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                                   264
----------------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                             267
----------------------------------------------------------------------------------------------------------------------------------
M2-24
----------------------------------------------------------------------------------------------------------------------------------
M2-30
----------------------------------------------------------------------------------------------------------------------------------
M2-TXG
----------------------------------------------------------------------------------------------------------------------------------
M2-TGC
----------------------------------------------------------------------------------------------------------------------------------
M2
----------------------------------------------------------------------------------------------------------------------------------
M3
----------------------------------------------------------------------------------------------------------------------------------

                                                               Contract #:800348
                                                                          ------
                             EXHIBIT C (Continued)
                              BOSTON GAS COMPANY

                          ZONE BOUNDARY EXIT QUANTITY
                                     Dth/D

                                      To
                                      --



==================================================================================================================================
FROM          STX   ETX    WLA     ELA     M1-24    M1-30     M1-TXG    M1-TGC    M2-24     M2-30     M2-TFG    M2-TGC    M2    M3
----------------------------------------------------------------------------------------------------------------------------------
STX
----------------------------------------------------------------------------------------------------------------------------------
ETX
----------------------------------------------------------------------------------------------------------------------------------
WLA
----------------------------------------------------------------------------------------------------------------------------------
ELA
----------------------------------------------------------------------------------------------------------------------------------
M1-24                                                                               568
----------------------------------------------------------------------------------------------------------------------------------
M1-30                                                                                       4010
----------------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                                   264
----------------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                             267
----------------------------------------------------------------------------------------------------------------------------------
M2-24
----------------------------------------------------------------------------------------------------------------------------------
M2-30
----------------------------------------------------------------------------------------------------------------------------------
M2-TXG
----------------------------------------------------------------------------------------------------------------------------------
M2-TGC
----------------------------------------------------------------------------------------------------------------------------------
M2
----------------------------------------------------------------------------------------------------------------------------------
M3
----------------------------------------------------------------------------------------------------------------------------------


SIGNED FOR INDENTIFICATION:

PIPELINE: /s/ Diane I. Tom
          ------------------------

CUSTOMER: /s/ W. R. Luthern
          ------------------------

SUPERCEDES EXHIBIT C DATED ____________________________